Exhibit 10.2

Documentation dated July 13, 2012 relating to the increase in the aggregate commitments available pursuant to the Credit Agreement, dated August 26, 2011, among Cabot Corporation, JPMorgan Chase Bank, N.A., J. P. Morgan Securities LLC, Citigroup Global Markets Inc., Citibank, N.A., Bank of America, N.A., and Mizuho Corporate Bank, Ltd. and the other lenders party thereto.

Amended Schedule 2.01–Commitments

(Effective as of July 13, 2012)

Lender	Commitment	Applicable Percentage
JPMorgan Chase Bank, N.A.	$118,000,000	15.733333333%
Citibank, N.A.	$118,000,000	15.733333333%
Bank of America, N.A.	$85,000,000	11.333333333%
Mizuho Corporate Bank, Ltd.	$85,000,000	11.333333333%
TD Bank, N.A.	$70,000,000	9.333333333%
Goldman Sachs Bank USA	$58,500,000	7.800000000%
RBS Citizens, N.A.	$58,500,000	7.800000000%
U.S. Bank, N.A.	$58,500,000	7.800000000%
HSBC Bank USA, N.A.*	$50,000,000	6.666666666%
Bank of China, New York Branch	$48,500,000	6.466666666%

Total	$750,000,000	100%

*	Commitment unchanged

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 13, 2012 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of August 26, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cabot Corporation, a Delaware corporation (the “Company”), certain of its Subsidiaries from time to time party thereto (each a “Designated Borrower” and together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;

WHEREAS, the Company has given notice to the Administrative Agent of its intention to increase the aggregate Commitments pursuant to such Section 2.21; and

WHEREAS, pursuant to such Section 2.21, the undersigned Increasing Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.	The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by $28,000,000, thereby making the aggregate amount of its total Commitments equal to $118,000,000.

2.	The Company hereby represents and warrants that on the proposed date of the effectiveness of the increase in the aggregate Commitments contemplated hereby, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are and shall be satisfied both before and immediately after giving effect to such increase in the aggregate Commitments and (B) the Company is and shall be in pro forma compliance with the Consolidated Leverage Ratio covenant set forth in Section 6.05(a) of the Credit Agreement as determined in the manner required by Section 2.21 of the Credit Agreement.

3.	This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

4.	This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

JPMORGAN CHASE BANK, N.A., as Increasing Lender

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	SrVP & Credit Executive

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (JPM)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Accepted and agreed to as of the date first written above:

CABOT CORPORATION

By:	/s/ Eduardo Cordeiro
Name:	Eduardo Cordeiro
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (JPM)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	SrVP & Credit Executive

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (JPM)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 13, 2012 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of August 26, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cabot Corporation, a Delaware corporation (the “Company”), certain of its Subsidiaries from time to time party thereto (each a “Designated Borrower” and together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;

WHEREAS, the Company has given notice to the Administrative Agent of its intention to increase the aggregate Commitments pursuant to such Section 2.21; and

WHEREAS, pursuant to such Section 2.21, the undersigned Increasing Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.	The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by $28,000,000, thereby making the aggregate amount of its total Commitments equal to $118,000,000.

2.	The Company hereby represents and warrants that on the proposed date of the effectiveness of the increase in the aggregate Commitments contemplated hereby, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are and shall be satisfied both before and immediately after giving effect to such increase in the aggregate Commitments and (B) the Company is and shall be in pro forma compliance with the Consolidated Leverage Ratio covenant set forth in Section 6.05(a) of the Credit Agreement as determined in the manner required by Section 2.21 of the Credit Agreement.

3.	This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

4.	This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

CITIBANK, N.A., as Increasing Lender

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (CITI)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Accepted and agreed to as of the date first written above:

CABOT CORPORATION

By:	/s/ Eduardo Cordeiro
Name:	Eduardo Cordeiro
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (CITI)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	SrVP & Credit Executive

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (CITI)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 13, 2012 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of August 26, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cabot Corporation, a Delaware corporation (the “Company”), certain of its Subsidiaries from time to time party thereto (each a “Designated Borrower” and together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;

WHEREAS, the Company has given notice to the Administrative Agent of its intention to increase the aggregate Commitments pursuant to such Section 2.21; and

WHEREAS, pursuant to such Section 2.21, the undersigned Increasing Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.	The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by $25,000,000, thereby making the aggregate amount of its total Commitments equal to $85,000,000.

2.	The Company hereby represents and warrants that on the proposed date of the effectiveness of the increase in the aggregate Commitments contemplated hereby, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are and shall be satisfied both before and immediately after giving effect to such increase in the aggregate Commitments and (B) the Company is and shall be in pro forma compliance with the Consolidated Leverage Ratio covenant set forth in Section 6.05(a) of the Credit Agreement as determined in the manner required by Section 2.21 of the Credit Agreement.

3.	This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

4.	This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF AMERICA, N.A., as Increasing Lender

By:	/s/ Michael A. Palmer
Name:	Michael A. Palmer
Title:	Senior Vice President

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (BOA)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Accepted and agreed to as of the date first written above:

CABOT CORPORATION

By:	/s/ Eduardo Cordeiro
Name:	Eduardo Cordeiro
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (BOA)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	SrVP & Credit Executive

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (BOA)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 13, 2012 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of August 26, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cabot Corporation, a Delaware corporation (the “Company”), certain of its Subsidiaries from time to time party thereto (each a “Designated Borrower” and together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;

WHEREAS, the Company has given notice to the Administrative Agent of its intention to increase the aggregate Commitments pursuant to such Section 2.21; and

WHEREAS, pursuant to such Section 2.21, the undersigned Increasing Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.	The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by $25,000,000, thereby making the aggregate amount of its total Commitments equal to $85,000,000.

2.	The Company hereby represents and warrants that on the proposed date of the effectiveness of the increase in the aggregate Commitments contemplated hereby, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are and shall be satisfied both before and immediately after giving effect to such increase in the aggregate Commitments and (B) the Company is and shall be in pro forma compliance with the Consolidated Leverage Ratio covenant set forth in Section 6.05(a) of the Credit Agreement as determined in the manner required by Section 2.21 of the Credit Agreement.

3.	This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

4.	This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

MIZUHO CORPORATE BANK, LTD., as Increasing Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (MIZUHO)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Accepted and agreed to as of the date first written above:

CABOT CORPORATION

By:	/s/ Eduardo Cordeiro
Name:	Eduardo Cordeiro
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (MIZUHO)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	SrVP & Credit Executive

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (MIZUHO)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 13, 2012 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of August 26, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cabot Corporation, a Delaware corporation (the “Company”), certain of its Subsidiaries from time to time party thereto (each a “Designated Borrower” and together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;

WHEREAS, the Company has given notice to the Administrative Agent of its intention to increase the aggregate Commitments pursuant to such Section 2.21; and

WHEREAS, pursuant to such Section 2.21, the undersigned Increasing Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.	The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by $20,000,000, thereby making the aggregate amount of its total Commitments equal to $70,000,000.

2.	The Company hereby represents and warrants that on the proposed date of the effectiveness of the increase in the aggregate Commitments contemplated hereby, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are and shall be satisfied both before and immediately after giving effect to such increase in the aggregate Commitments and (B) the Company is and shall be in pro forma compliance with the Consolidated Leverage Ratio covenant set forth in Section 6.05(a) of the Credit Agreement as determined in the manner required by Section 2.21 of the Credit Agreement.

3.	This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

4.	This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

TD BANK, N.A., as Increasing Lender

By:	/s/ Alan Garson
Name:	Alan Garson
Title:	Senior Vice President

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (TD BANK)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Accepted and agreed to as of the date first written above:

CABOT CORPORATION

By:	/s/ Eduardo Cordeiro
Name:	Eduardo Cordeiro
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (TD BANK)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	SrVP & Credit Executive

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (TD BANK)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 13, 2012 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of August 26, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cabot Corporation, a Delaware corporation (the “Company”), certain of its Subsidiaries from time to time party thereto (each a “Designated Borrower” and together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;

WHEREAS, the Company has given notice to the Administrative Agent of its intention to increase the aggregate Commitments pursuant to such Section 2.21; and

WHEREAS, pursuant to such Section 2.21, the undersigned Increasing Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.	The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by $18,500,000, thereby making the aggregate amount of its total Commitments equal to $58,500,000.

2.	The Company hereby represents and warrants that on the proposed date of the effectiveness of the increase in the aggregate Commitments contemplated hereby, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are and shall be satisfied both before and immediately after giving effect to such increase in the aggregate Commitments and (B) the Company is and shall be in pro forma compliance with the Consolidated Leverage Ratio covenant set forth in Section 6.05(a) of the Credit Agreement as determined in the manner required by Section 2.21 of the Credit Agreement.

3.	This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

4.	This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

GOLDMAN SACHS BANK USA, as Increasing Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (GOLDMAN SACHS)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Accepted and agreed to as of the date first written above:

CABOT CORPORATION

By:	/s/ Eduardo Cordeiro
Name:	Eduardo Cordeiro
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (GOLDMAN SACHS)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	SrVP & Credit Executive

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (GOLDMAN SACHS)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 13, 2012 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of August 26, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cabot Corporation, a Delaware corporation (the “Company”), certain of its Subsidiaries from time to time party thereto (each a “Designated Borrower” and together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;

WHEREAS, the Company has given notice to the Administrative Agent of its intention to increase the aggregate Commitments pursuant to such Section 2.21; and

WHEREAS, pursuant to such Section 2.21, the undersigned Increasing Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.	The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by $18,500,000, thereby making the aggregate amount of its total Commitments equal to $58,500,000.

2.	The Company hereby represents and warrants that on the proposed date of the effectiveness of the increase in the aggregate Commitments contemplated hereby, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are and shall be satisfied both before and immediately after giving effect to such increase in the aggregate Commitments and (B) the Company is and shall be in pro forma compliance with the Consolidated Leverage Ratio covenant set forth in Section 6.05(a) of the Credit Agreement as determined in the manner required by Section 2.21 of the Credit Agreement.

3.	This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

4.	This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

RBS CITIZENS, N.A., as Increasing Lender

By:	/s/ Patrick Ketter
Name:	Patrick Ketter
Title:	Senior Vice President

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (RBS CITIZENS)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Accepted and agreed to as of the date first written above:

CABOT CORPORATION

By:	/s/ Eduardo Cordeiro
Name:	Eduardo Cordeiro
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (RBS CITIZENS)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	SrVP & Credit Executive

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (RBS CITIZENS)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 13, 2012 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of August 26, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cabot Corporation, a Delaware corporation (the “Company”), certain of its Subsidiaries from time to time party thereto (each a “Designated Borrower” and together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;

WHEREAS, the Company has given notice to the Administrative Agent of its intention to increase the aggregate Commitments pursuant to such Section 2.21; and

WHEREAS, pursuant to such Section 2.21, the undersigned Increasing Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.	The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by $18,500,000, thereby making the aggregate amount of its total Commitments equal to $58,500,000.

2.	The Company hereby represents and warrants that on the proposed date of the effectiveness of the increase in the aggregate Commitments contemplated hereby, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are and shall be satisfied both before and immediately after giving effect to such increase in the aggregate Commitments and (B) the Company is and shall be in pro forma compliance with the Consolidated Leverage Ratio covenant set forth in Section 6.05(a) of the Credit Agreement as determined in the manner required by Section 2.21 of the Credit Agreement.

3.	This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

4.	This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

U.S. BANK, N.A., as Increasing Lender

By:	/s/ Michael P. Dickman
Name:	Michael P. Dickman
Title:	Vice President

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (US BANK)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Accepted and agreed to as of the date first written above:

CABOT CORPORATION

By:	/s/ Eduardo Cordeiro
Name:	Eduardo Cordeiro
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (US BANK)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	SrVP & Credit Executive

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (US BANK)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 13, 2012 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of August 26, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cabot Corporation, a Delaware corporation (the “Company”), certain of its Subsidiaries from time to time party thereto (each a “Designated Borrower” and together with the Company, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche;

WHEREAS, the Company has given notice to the Administrative Agent of its intention to increase the aggregate Commitments pursuant to such Section 2.21; and

WHEREAS, pursuant to such Section 2.21, the undersigned Increasing Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.	The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Commitment increased by $18,500,000, thereby making the aggregate amount of its total Commitments equal to $48,500,000.

2.	The Company hereby represents and warrants that on the proposed date of the effectiveness of the increase in the aggregate Commitments contemplated hereby, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are and shall be satisfied both before and immediately after giving effect to such increase in the aggregate Commitments and (B) the Company is and shall be in pro forma compliance with the Consolidated Leverage Ratio covenant set forth in Section 6.05(a) of the Credit Agreement as determined in the manner required by Section 2.21 of the Credit Agreement.

3.	This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

4.	This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF CHINA, NEW YORK BRANCH, as Increasing Lender

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	First Vice President

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (BANK OF CHINA)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Accepted and agreed to as of the date first written above:

CABOT CORPORATION

By:	/s/ Eduardo Cordeiro
Name:	Eduardo Cordeiro
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (BANK OF CHINA)

(2012 SENIOR CREDIT FACILITY EXPANSION)]

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	SrVP & Credit Executive

[SIGNATURE PAGE TO INCREASING LENDER SUPPLEMENT (BANK OF CHINA)

(2012 SENIOR CREDIT FACILITY EXPANSION)]